                                EDO CORPORATION

                                PROXY STATEMENT

Your proxy in the form enclosed is solicited by the Board of Directors of EDO Corporation (the "Company"). Your proxy may be revoked by you at any time prior to its use. The shares represented by the proxies received will be voted at the 1994 Annual Meeting of Shareholders to be held on April 26, 1994, or any adjournment thereof, in accordance with such specifications as are made therein or, if no such specifications are made, in accordance with the recommendations of the Board of Directors.

March 8, 1994 is the record date for the determination of shareholders entitled to vote at the Annual Meeting. On the record date, there were outstanding 5,473,955 Common Shares and 79,971 ESOP Convertible Preferred Shares Series A (the "ESOP Preferred Shares"), constituting all of the outstanding voting securities of the Company. Each Common Share is entitled to one vote, and each ESOP Preferred Share is entitled to 12.3 votes, voting together as one class.

The mailing address of the principal executive offices of the Company is 14-04 111th Street, College Point, New York 11356-1434. This Proxy Statement and the accompanying Notice of Annual Meeting of Shareholders and form of proxy are being mailed on or about March 23, 1994 to shareholders of record on the record date.

Proposal 1: ELECTION OF DIRECTORS

Two of the four directors whose terms of office expire at the 1994 Annual Meeting have been nominated for reelection to the Company's Board of Directors (the "Board") to hold office until 1996 and 1997. The names of the two nominees, their ages, the years they have been directors of the Company, their principal occupations over the past five years, their current positions with the Company (where applicable) and other directorships held by them in public companies are set forth below. The shares represented by all proxies received will be voted for these nominees, except to the extent authority to do so is withheld as provided in the form of proxy enclosed. If any such nominee should be unable or unwilling to serve (an event not now anticipated), all proxies received will be voted for the individual, if any, as shall be designated by the Board to replace such nominee.

Directors are elected by a plurality of the votes cast. Abstentions and broker non-votes have no effect on the outcome of the vote so long as a plurality of the votes is obtained.

            Nominees for Election as Directors to Hold Office Until
                the 1996 and 1997 (as indicated) Annual Meeting
                  Director         Principal Occupation and Certain
Name         Age  Since                  Other Directorships
Alfred       71   1990      Mr. Brittain is retired. Prior to his retirement
Brittain III                in 1987, he was the Chairman of the Board of
(Until 1996)                Bankers Trust New York Corporation.

Michael J.   54   1982      Mr. Hegarty is Vice President-Finance, Treasurer
Hegarty                     and Secretary of the Company.
(Until 1997)

The names of the remaining seven directors of the Company, whose terms of office will continue after the 1994 Annual Meeting, and certain information about them are set forth below.

    Directors Whose Terms of Office Will Expire at the 1995 Annual Meeting
                  Director         Principal Occupation and Certain
Name         Age  Since                  Other Directorships
Joseph F.    68   1992      Mr. Engelberger is Chairman of Transitions Research
Engelberger                 Corporation (a robotics manufacturing company). He
                            is a director of Information International Inc. and
                            Andersen Group, Inc.

John H.      73   1971      Mr. Meyn is retired. Prior to his retirement, he
Meyn                        was a senior management executive of the Company.

Richard      83   1968      Mr. Rachals is retired. Prior to his retirement in
Rachals                     1991, he was a management consultant. He is a
                            former director and President of Kollmorgen
                            Corporation.

William R.   82   1955      Mr. Ryan retired from the Company in 1991. He
Ryan                        retired from his position as Chairman of the Board
                            of the Company in November 1993.

    Directors Whose Terms of Office Will Expire at the 1996 Annual Meeting
                  Director         Principal Occupation and Certain
Name         Age  Since                  Other Directorships
Gerald       69   1971      Mr. Albert is Chairman of the Board and Chief
Albert                      Executive Officer of the Company. Until November
                            1993, he was President of the Company.

Frank A.     59   1982      Mr. Fariello is President and Chief Operating
Fariello                    Officer of the Company. Until November 1993, he
                            was Executive Vice President of the Company.

Robert M.    55   1992      Mr. Hanisee has been a Managing Director of Trust
Hanisee                     Company of the West (a money management company)
                            since 1990. Until 1990, he was President of Seidler
                            Amdec Securities, Inc. (an investment banking
                            company).

                   THE BOARD OF DIRECTORS AND ITS COMMITTEES

During the fiscal year ended December 31, 1993, the Board met seven times. The Board's Audit and Compensation Committee, consisting of Messrs. Rachals, Meyn and Brittain, met three times during 1993. The Committee reviews and approves audit plans of independent auditors. In reviewing the results of the auditors' activities, the Committee also meets privately with the auditors. It reviews the annual consolidated financial statements of the Company, considers other matters in relation to the internal and external auditing of the Company's accounts, reviews services other than audit services performed by outside auditors, and recommends to the Board the selection of outside auditors. In addition, it reviews and approves compensation of the Company's corporate officers, and administers the Company's stock option and long-term incentive plans. The Company has no standing nominating committee.

Directors who are employees of the Company receive no additional compensation for their services as directors or chairmen. The compensation paid non-employee directors or chairmen is as follows: to each director, $18,000 annually and $900 for each meeting of the Board or its Committees attended; and to a director serving as chairman of a Committee, $1,500 for each meeting of the Committee attended. Directors who are not employees of the Company may receive additional compensation for undertaking special assignments outside the normal scope of their duties as directors.

           SECURITIES OWNERSHIP OF DIRECTORS AND EXECUTIVE OFFICERS

The table below shows the number of Common Shares beneficially owned, as of March 8, 1994, by the Company's directors and by the Company's directors and executive officers as a group. No director or executive officer of the Company owns any of the Company's 7% Convertible Subordinated Debentures Due 2011.

EDO Common Shares
                                              Number of Shares      Percent
Name                                          (See Notes 1-4)       of Class
- ----------------------------------------------------------------------------
Gerald Albert ...................................  68,332 ........... 1.2%
Alfred Brittain III .............................   1,000 ........... *
Joseph F. Engelberger ...........................   2,000 ........... *
Frank A. Fariello ...............................  72,576 ........... 1.3%
Marvin D. Genzer ................................  12,819 ........... *
Robert M. Hanisee ...............................   1,500 ........... *
Michael J. Hegarty ..............................  46,282 ........... *
Robert A. Lapetina** ............................  33,853 ........... *
John H. Meyn ....................................  15,188 ........... *
Richard Rachals .................................   1,555 ........... *
Ralph O. Romaine** ..............................   6,373 ........... *
William R. Ryan ................................. 152,530 ........... 2.8%
All Directors and Executive Officers as a Group . 414,008 ........... 7.6%

*  Less than 1%.
** Messrs. Lapetina and Romaine are not standing for reelection to the Board.

Notes:

1. Certain family members of Messrs. Albert, Fariello, Genzer and Meyn and of all directors and executive officers as a group also own and vote 24,300, 1,175, 1,600, 14,729 and 41,804 Common Shares, respectively. Each of the above individuals disclaims beneficial ownership of these Common Shares.

2. The amounts indicated include the following numbers of Common Shares and, as of December 31, 1993, Restricted Shares, and Common Shares into which ESOP Preferred Shares are convertible, actually owned or allocated to certain individuals and the group under the Company's Employee Stock Ownership Plan, Payroll Based Employee Stock Ownership Plan and Long-Term Incentive Plans: Mr. Albert, 36,332 shares; Mr. Fariello, 53,729 shares; Mr. Genzer, 12,179; Mr. Hegarty, 37,804 shares; and all directors and executive officers as a group, 140,044 shares.

3. The amounts indicated include the following numbers of Common Shares as to which each individual and all directors and executive officers as a group share voting and investment power: Mr. Fariello, 7,885 shares; Mr. Genzer, 1,110; Mr. Meyn, 1,957 shares; Mr. Romaine, 3,952 shares; and all directors and executive officers as a group, 14,904 shares. Mr. Genzer disclaims beneficial ownership of 480 of these Common Shares. Except as described in Note 1. above, each of the above individuals has sole voting and investment power with respect to all other Common Shares beneficially owned by them.

4. The amounts indicated exclude the following numbers of Common Shares which each individual and all directors and executive officers as a group have the right to acquire within 60 days upon exercise of options granted pursuant to the Company's Stock Option Plans: Mr. Albert, 84,000 shares; Mr. Brittain, 1,500 shares; Mr. Engelberger, 1,000 shares; Mr. Fariello, 54,100 shares; Mr. Genzer, 16,400 shares; Mr. Hanisee, 1,000 shares; Mr. Hegarty, 30,400 shares; Mr. Lapetina, 40,200 shares; Mr. Ryan, 63,500 shares; Messrs. Meyn, Rachals and Romaine, 2,000 shares each; and all directors and executive officers as a group, 298,100 shares.

                      COMPENSATION OF EXECUTIVE OFFICERS

EXECUTIVE COMPENSATION

The following table summarizes the total compensation of the Chief Executive Officer and the Company's other executive officers (the "named Executive Officers") for the fiscal years ending December 31, 1993, 1992 and 1991.

                          Summary Compensation Table
                                             Long-Term Compensation
                               Annual     -----------------------------
                            Compensation        Awards          Payouts
                          --------------- --------------------- -------
                                                     Securities           All
Name                                      Restricted Underlying          Other
and                                          Stock    Options/   LTIP   Compen-
Principal                  Salary   Bonus   Awards1     SARs    Payouts sation2
Position            Year    ($)      ($)      ($)       (#)       ($)     ($)
- ------------------------ ---------------- --------------------- ------- -------
Gerald Albert       1993  284,902       0         0         0       0    7,653
Chairman of the     1992  277,575  37,000   111,563         0       0   10,901
Board and Chief     1991  272,788  50,000         0    12,000       0    4,495
Executive Officer

Frank A. Fariello   1993  205,005       0         0         0       0    5,934
President and       1992  197,501  26,000    91,875         0   2,207   10,030
Chief Operating     1991  183,588  34,000         0     7,800       0    3,832
Officer

Michael J. Hegarty  1993  145,018       0         0         0       0    4,229
Vice President-     1992  140,247  16,500    45,938         0       0    9,647
Finance,            1991  137,467  23,000         0     3,200       0    5,613
Treasurer and
Secretary

Marvin D. Genzer    1993  112,008       0          0         0       0    3,189
Vice President,     1992  106,805   9,000     22,969         0       0    4,574
General Counsel     1991  102,520  12,000          0     1,200       0    2,195
and Assistant
Secretary

Notes:

1. The number and value of the aggregate restricted stock holdings at the end of 1993 for Messrs. Albert, Fariello, Hegarty and Genzer were, respectively:
17,000/$112,625; 42,500/$281,562.50; 26,250/$173,906.25; and 8,000/$53,000. The
awards made in 1992 will vest on January 2, 1995. Dividends are paid on the restricted stock.

2. Amounts reflect the value of the Company's 1993 contribution to the named Executive Officers' Employee Stock Ownership Plan accounts. In addition, the amount for Mr. Albert for 1993 includes $1,718 representing a one-time award for 45 years of service.


The following table provides the aggregate number and total value of exercised and unexercised options of the named Executive Officers for fiscal year 1993 under the Company's Stock Option Plans.

              Aggregated Option/SAR Exercises in Last Fiscal Year
                         and FY-End Option/SAR Values
                                                                    Value of
                                                Number of         Unexercised
                                               Unexercised        In-the-Money
                     Shares                    Options/SARs       Options/SARs
                    Acquired                    at FY End          at FY End
                       on           Value          (#)                (#)
                    Exercise       Realized    Exercisable/       Exercisable/
Name                   (#)            ($)     Unexercisable      Unexercisable
- ------------------------------------------------------------------------------
Gerald Albert           0              0      70,000/20,000           -
Frank A. Fariello       0              0      45,300/12,700           -
Michael J. Hegarty      0              0      25,200/6,800            -
Marvin D. Genzer        0              0      13,950/3,050            -

Pension and Retirement Plans

Pension Plan Table
Final Average Base           Years of Credited Service at Retirement
Annual Compensation      15            25             35             45
- -------------------------------------------------------------------------
$100,000              $25,500      $ 42,500       $ 59,500       $ 74,500
 150,000               38,250        63,750         89,250        111,750
 200,000               51,000        85,000        119,000        149,000
 250,000               63,750       106,250        148,750        186,250
 300,000               76,500       127,500        178,500        223,500
 350,000               89,250       148,750        208,250        260,750

The Pension Plan table above shows the estimated annual benefits, based on straight life annuity, payable upon retirement under the Company's non-contributory Employees Pension Plan (the "Pension Plan") and the Company's non-qualified Supplemental Retirement Benefit Plan (the "SRBP") to individuals in specified compensation and years of service classifications. The figures set forth above are before deduction of Social Security benefits.

Benefits payable under the Pension Plan are based on (i) the average of an employee's five highest consecutive years' compensation (annual salary as of January 1 of each year compared to the total annual salary shown in the Summary Compensation Table, excluding bonus) out of the employee's final ten years of employment with the Company prior to retirement (the "Covered Compensation"), and (ii) the number of years of credited service. As of January 1, 1994, Messrs. Albert, Fariello, Hegarty and Genzer had completed respectively, 44, 29, 26 and 25 years of credited service under the Pension Plan.

Under the Company's SRBP, employees will receive from the Company any amount by which their benefits earned under the Pension Plan exceed the limitations imposed by the Internal Revenue Code. For any participant whose employment actually or constructively terminates within three years following a Change of Control (as defined in the SRBP): vesting would accelerate; and all accrued benefits either would become automatically payable in a lump sum based on present value or, at the discretion of the Audit and Compensation Committee, would be funded under a third party arrangement intended to insure payment of such benefits in the future.

Audit and Compensation Committee Report on Executive Compensation

The Audit and Compensation Committee of the Board of Directors (the "Committee") is composed entirely of outside directors, one of whom, Mr. John
H. Meyn, was a Vice President of the Company until his retirement in 1985. One of the Committee's functions is the determination of compensation for the Company's executive officers.

The Committee's overall objectives in establishing the compensation of the Company's executive officers are to attract and retain talented, experienced, qualified individuals. In addition to rewarding competency, the Committee also considers long-term loyalty as reflected by tenure to be a rewardable factor, since it demonstrates executives' commitments to the long-term goals of the Company and the Company's shareholders. To further assure that executives' interests are aligned with the Company's and shareholders' long-term goals, the Committee includes amongst its objectives increasing executives' stock ownership in the Company.

The Committee achieves these objectives by providing executives with base salary levels comparable to average industry practices. Bonus awards, which are based upon earnings and shareholder returns, and stock awards are further elements of the executives' compensation packages.

The Committee implements the above objectives through three key elements of executive compensation.

(1) Base salaries are targeted at the average for companies which compare in location and size to the Company. Decisions on base salary are also subjectively based on the Company's performance when compared to others in the defense industry in the face of defense cutbacks, the Company's pursuit of new product initiatives, recognition of the Company's performance in industry reports, increases in the cost of living, consistency with the salary increases of other Company employees and maintenance of com-petitive salaries. Comparisons for executive officers other than the CEO are also made as a percentage of the CEO's salary.

(2) Annual discretionary incentive bonus awards for executive officers are subjectively a function of the Company's operational results for the year, fairness to executive officers and reasonable consistency with similar awards in prior years. The Company's results which are considered include earnings, both in absolute terms and as a percentage of sales, average capital employed, return on capital employed, comparison with the current defense industry, and stability of operating earnings viewed against levels of sales and research and development. Finally, bonus awards are also determined by comparison with base salaries.

(3) Long-term incentive awards are subjectively based on shareholder approved plans and currently consist of: (a) stock options granted at market price which become exercisable incrementally over 4 years and remain exercisable for 6 additional years; (b) three-year performance units for which the value is based upon the attainment of goals that are set for each Division and for the Company as a whole, and may be based on market price for Common Shares at the end of the performance period, or such other value as determined by the Committee; and
(c) awarded restricted stock which pays dividends from the date of award but does not become vested unless the executive remains with the Company for three years after award.

In the last few years executive officers' base salaries have been reviewed every 15 months. In consideration of the Company's performance in 1993, at the 15-month scheduled review in January of 1994, no increases in base salaries and no bonus awards for 1993 were provided for the CEO and the other executive officers. The CEO's combined salary and bonus for 1993 was $29,673 less than for 1992. Long-term incentive awards have only generally been considered every three years and, since they were awarded in 1992, they are not scheduled for reconsideration until 1995. The Company did not award any stock options to any executive officer under the Company's Stock Option Plans in 1993.

Executive officers' compensation also includes certain perquisites comparable to other businesses in the Company's industry and participation in Company-wide plans generally available to all employees as well as certain supplemental pension and other plans available only to key executives of the Company, which include the CEO and other executive officers.

With respect to the one million dollar cap on deductibility under Section 162 of the Internal Revenue Code, the Company does not presently believe that the compensation of its executive officers will approach such level. As a result, the Company has not established a policy with respect to Section 162.

                                                     Members of the Committee:

                                                     Richard Rachals (Chairman)
                                                     Alfred Brittain III
                                                     John H. Meyn

The following graph shows a five-year comparison of cumulative total returns on the Company's Common Shares, based on the market price of the Common Shares, with the cumulative total return of companies in the Standard and Poor's 500 Stock Index and the Value Line Aerospace/Defense Company Group.

- -------------------------------------------------------------------------------
Note

The printed copy of the Proxy Statement contains a Performance Graph comparing EDO Corporation, S&P 500 Index and Value Line Aerospace/Defense Group. The Performance Graph shows the Cumulative Return in dollars (vertical axis) for a period of five years (horizontal axis) based on an initial investment of $100.00 on January 1, 1989. The table below contains the data used to plot the Performance Graph. The title and footnotes are identical to those contained in the printed Proxy Statement.

               Comparison of Five-Year Cumulative Return* Among
    EDO Corporation, S&P 500 Index and Value Line Aerospace/Defense Group**
                                                     Dollars
                                 ----------------------------------------------
                                  1988    1989    1990    1991    1992    1993
                                 ------  ------  ------  ------  ------  ------
EDO CORPORATION                  100.00   64.61   41.64   67.00   65.21   72.45
S&P 500                          100.00  131.49  127.32  166.21  179.30  197.23
VALUE LINE AEROSPACE/DEFENSE     100.00  111.70  109.03  126.53  146.41  190.59

ASSUMES $100 INVESTED ON JANUARY 1, 1989 IN EDO CORPORATION COMMON STOCK, S&P 500 INDEX, AND VALUE LINE AEROSPACE/DEFENSE GROUP.

* CUMULATIVE RETURN ASSUMES REINVESTMENT OF DIVIDENDS.

** FISCAL YEAR ENDING DECEMBER 31.
- -------------------------------------------------------------------------------

Executive Life Insurance Plan

The Company maintains an Executive Life Insurance Plan (the "ELIP") for key employees. In accordance with individual participant elections, pre-retirement death, disability and retirement benefits are available either (i) as a permanent life insurance policy equivalent to two times base annual salary, or
(ii) for up to 15 years, an annuity option equivalent in value to a percentage no greater than 40% of the participant's base annual salary (as base annual salary is defined in the ELIP). Generally, the ELIP may be terminated at any time unilaterally by the Company. Special provisions, however, would apply following a Change of Control (as defined in the ELIP): vesting would accelerate, and payments would be automatically payable or would be funded under a third party arrangement intended to insure payment.

Executive Termination Agreements

The Company has entered into Executive Termination Agreements with all executive officers of the Company which provide for severance benefits in the event employment terminates within three years following a Change in Control (as defined in the Agreements) unless termination is on account of death, normal retirement or termination for cause. These Agreements provide basic severance benefits which include an amount equal to three times the sum of: (i) the executive officer's annual base salary; plus (ii) either (a) 20% of the executive officer's base salary, or (b) the highest percentage of base salary paid as a bonus to the executive officer over the prior three years, whichever is greater. The Agreements also provide for the payment of legal fees incurred by the executive officers to enforce their rights under the Agreements and for additional compensation to take into account the effect of any excise tax on executive officers' net benefits under the Agreements and the Company's other benefit plans.

INSURANCE FOR INDEMNIFICATION OF DIRECTORS AND OFFICERS

The Company renewed its directors' and officers' liability insurance policy effective August 12, 1993. This policy insures the directors and corporate and divisional officers of the Company and its subsidiaries against certain liabilities they may incur in the performance of their duties, and the Company against any obligation to indemnify such individuals against such liabilities. The policy was issued by Chubb Group of Insurance Companies for a one-year premium of $120,000.

Proposal 2: SELECTION OF AUDITORS

KPMG Peat Marwick are currently the certified public accountants serving as the Company's independent auditors. During 1993, KPMG Peat Marwick audited the accounts of the Company and its subsidiaries and also provided other professional services to the Company in connection with Securities and Exchange Commission filings.

Upon recommendation of the Audit and Compensation Committee, the Board has appointed KPMG Peat Marwick as the independent auditors for 1994. The shareholders will be asked to ratify this action by the Board.

It is anticipated that one or more representatives of KPMG Peat Marwick will be present at the Annual Meeting to answer shareholder questions and to make a statement, if they desire to do so.

                            PRINCIPAL SHAREHOLDERS

The table below contains certain information with respect to the only beneficial owners known to the Company, based upon publicly available documents, as of March 8, 1994, of more than 5% of the Common Shares.

 Name and Address                  Amount of EDO      Percent of
of Beneficial Owner                Common Shares         Class
- ----------------------------------------------------------------
EDO Corporation                  473,116 and 79,971      20.3%
Employee Stock Ownership Plan    ESOP Preferred
14-04 111th Street,              Shares convertible
College Point, NY 11356          into 799,710 (A)

Dimensional Fund Advisors Inc.   335,600 (B)              6.1%
1299 Ocean Avenue, Suite 650,
Santa Monica, CA 90401

Notes:

A. Represents Common Shares and ESOP Preferred Shares held by the trust established to fund the EDO Corporation Employee Stock Ownership Plan (the "ESOP trust"), all of which Common Shares and ESOP Preferred Shares are held for the benefit of the participants under such Plan. Under the terms of the Plan, Common Shares and ESOP Preferred Shares which have been allocated to the account of a participant are required to be voted in accordance with the direction of such participant. Common Shares and ESOP Preferred Shares which are not so allocated are deemed to be allocated solely for the purpose of determining how such Common Shares and ESOP Preferred Shares are to be voted. In addition, Common Shares and ESOP Preferred Shares so allocated or deemed to be allocated, as to which no directions are given, are voted in the same proportion as those Common Shares and ESOP Preferred Shares as to which voting instructions have been received. Each ESOP Preferred Share is entitled to 12.3 votes on all matters presented to holders of Common Shares, voting together as one class. The Company believes that the Plan is not the beneficial owner of such Common Shares and ESOP Preferred Shares, as the trustee under the ESOP trust has no voting or investment power with respect to such Common Shares and ESOP Preferred Shares.

B. Dimensional Fund Advisors Inc. ("Dimensional"), a registered investment advisor, is deemed to have beneficial ownership of 335,600 Common Shares as of December 31, 1993, all of which shares are held in portfolios of DFA Investment Dimensions Group Inc., a registered, open-end investment company, or in series of the DFA Investment Trust Company, a Delware business trust, or the DFA Group Trust and the DFA Participation Group Trust, investment vehicles for qualified employee benefit plans, for all of which Dimensional Fund Advisors Inc. serves as investment manager. Dimensional disclaims beneficial ownership of all such shares.

                                 OTHER MATTERS

The Board knows of no other business to be brought before the Annual Meeting other than as set forth above. If any other business should properly come before the Annual Meeting, it is the intention of the persons named in the enclosed form of proxy to vote such proxies in accordance with their best judgment on such matters.

                             SHAREHOLDER PROPOSALS

Shareholder proposals for the 1995 Annual Meeting of Shareholders must be received at the principal executive offices of the Company, 14-04 111th Street, College Point, New York 11356-1434, no later than November 23, 1994 in order to be considered for inclusion in the Company's Proxy Statement for such Meeting.

                                 MISCELLANEOUS

The cost of preparing and mailing this Proxy Statement and the accompanying Notice of Annual Meeting of Shareholders, and the enclosed form of proxy will be borne by the Company. In addition to solicitation by mail, proxies may be solicited in person or by telephone, telegraph or facsimile by directors, officers and employees of the Company, without extra compensation and at the Company's expense. The Company has also retained D. F. King & Co., Inc. to assist in such solicitations, at an estimated cost of $6,500 plus out-of-pocket expenses. The Company will also request bankers and brokers to solicit proxies from their customers, where appropriate, and will reimburse them for reasonable expenses.

A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED DECEMBER 31, 1993, INCLUDING FINANCIAL STATEMENTS AND SCHEDULES, AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, WILL BE FURNISHED ON WRITTEN REQUEST, WITHOUT CHARGE, TO ANY RECORD OR BENEFICIAL HOLDER OF COMMON SHARES OR ESOP PREFERRED SHARES ENTITLED TO VOTE AT THE ANNUAL MEETING. SUCH REQUESTS SHOULD BE ADDRESSED TO EDO CORPORATION, 14-04 111TH STREET, COLLEGE POINT, NEW YORK 11356-1434, ATTENTION: MICHAEL J. HEGARTY, SECRETARY.

                                            By order of the Board of Directors,

                                            Michael J. Hegarty
                                            Secretary

                                   Appendix

The printed copy of the Proxy Statement contains a Performance Graph comparing EDO Corporation, S&P 500 and Value Line Aerospace/Defense Group. This Performance Graph is described and interpreted in tabular form on page 7 of this electronic filing.

                             THE BANK OF NEW YORK

                     AS TRUSTEE UNDER THE EDO CORPORATION
                  PAYROLL BASED EMPLOYEE STOCK OWNERSHIP PLAN
                              VOTING INSTRUCTIONS

The undersigned hereby instructs The Bank of New York, as Trustee, to vote or cause to be voted all Common Shares of EDO Corporation, which were credited, or which would have been allocable (based on 1993 compensation), as of March 8, 1994, to the account of the undersigned under the EDO Corporation Payroll Based Employee Stock Ownership Plan, at the Annual Meeting of Shareholders on April 26, 1994 and at any adjournment thereof, upon the following matters, as described in the EDO Corporation Proxy Statement, receipt of which is hereby acknowledged, and in the discretion of the Trustee or any duly appointed proxy agent of the Trustee, upon such other business as may properly come before the meeting or any adjournment thereof.

           (Continued, and to be dated and signed on the other side)

                                                               I plan to attend
                                                                   the meeting.
                                                                       [ ]

No. 1
Election of Directors

            Withhold     Withhold
FOR all     for all      as
nominees    nominees     indicated
  [ ]         [ ]           [ ]

No. 2

Ratification of appointment
of auditors

FOR     AGAINST     ABSTAIN
[ ]       [ ]         [ ]

        THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSALS 1 AND 2.

        FOR the election of Alfred Brittain III and Michael J. Hegarty as directors except as indicated below


_______________________________________________________________________________
    (INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE
            WRITE THAT NOMINEE'S NAME IN THE SPACE PROVIDED ABOVE.)

These instructions relate only to shares under the EDO Corporation Payroll Based Employee Stock Ownership Plan. EDO Corporation shares owned otherwise than under the aforesaid Plan may be voted in person at the Annual Meeting or by signing, dating and returning the separate proxy card supplied by EDO Corporation.

Please sign exactly as your name appears hereon and return this Card to The Bank of New York in the envelope provided. The shares represented hereby will be voted as specified. If you return this Card with no instructions indicated, you will be deemed to have instructed the Trustee to vote or cause to be voted such shares, and such shares will be voted FOR the election of all nominees as directors and FOR Proposal 2 above. To facilitate voting such shares, please mail this Card in time to be received by The Bank of New York not later than April 15, 1994.

Dated:___________________________________________________________________, 1994

_______________________________________________________________________________
                                   Signature

                             THE BANK OF NEW YORK

                     AS TRUSTEE UNDER THE EDO CORPORATION
                         EMPLOYEE STOCK OWNERSHIP PLAN
                              VOTING INSTRUCTIONS

The undersigned hereby instructs The Bank of New York, as Trustee, to vote or cause to be voted all Common Shares and/or ESOP Convertible Preferred Shares Series A of EDO Corporation, which were credited, or which would have been allocable (based on 1993 compensation), as of March 8, 1994, to the account of the undersigned under the EDO Corporation Employee Stock Ownership Plan, at the Annual Meeting of Shareholders on April 26, 1994 and at any adjournment thereof, upon the following matters, as described in the EDO Corporation Proxy Statement, receipt of which is hereby acknowledged, and in the discretion of the Trustee or any duly appointed proxy agent of the Trustee, upon such other business as may properly come before the meeting or any adjournment thereof.

           (Continued, and to be dated and signed on the other side)

                                                               I plan to attend
                                                                   the meeting.
                                                                       [ ]

No. 1
Election of Directors

            Withhold     Withhold
FOR all     for all      as
nominees    nominees     indicated
  [ ]         [ ]           [ ]

No. 2

Ratification of appointment
of auditors

FOR     AGAINST     ABSTAIN
[ ]       [ ]         [ ]

        THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSALS 1 AND 2.

        FOR the election of Alfred Brittain III and Michael J. Hegarty as directors except as indicated below


_______________________________________________________________________________
    (INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE
            WRITE THAT NOMINEE'S NAME IN THE SPACE PROVIDED ABOVE.)

These instructions relate only to shares under the EDO Corporation Employee Stock Ownership Plan. EDO Corporation shares owned otherwise than under the aforesaid Plan may be voted in person at the Annual Meeting or by signing, dating and returning the separate proxy card supplied by EDO Corporation.

Please sign exactly as your name appears hereon and return this Card to The Bank of New York in the envelope provided. The shares represented hereby will be voted as specified. If you return this Card with no instructions indicated, you will be deemed to have instructed the Trustee to vote or cause to be voted such shares, and such shares will be voted FOR the election of all nominees as directors and FOR Proposal 2 above. To facilitate voting such shares, please mail this Card in time to be received by The Bank of New York not later than April 15, 1994.

Dated:___________________________________________________________________, 1994

_______________________________________________________________________________
                                   Signature

                                EDO CORPORATION

            ANNUAL MEETING OF SHAREHOLDERS-TUESDAY, APRIL 26, 1994

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF EDO CORPORATION.

The undersigned hereby appoints GERALD ALBERT and MARVIN D. GENZER, and each of them, the proxies and agents of the undersigned, each with power of substitution, to vote all Common Shares of EDO Corporation (the "Company"), which the undersigned is entitled to vote at the Annual Meeting of Shareholders of the Company to be held in the 3rd floor auditorium of Chemical Banking Corporation, 270 Park Avenue, New York, New York on Tuesday, April 26, 1994 at 11:00 A.M., New York time, and at any adjournment thereof, with all the powers which the undersigned would possess if personally present, hereby revoking any prior proxy to vote at such meeting and hereby ratifying and confirming all that said proxies and agents or their substitutes or any of them may lawfully do by virtue hereof, upon the following matters, as described in the EDO Corporation Proxy Statement, receipt of which is hereby acknowledged, and in their discretion, upon such other business as may properly come before the meeting or any adjournment thereof.

           (Continued, and to be dated and signed on the other side)

                                                               I plan to attend
                                                                   the meeting.
                                                                       [ ]

No. 1
Election of Directors

            Withhold     Withhold
FOR all     for all      as
nominees    nominees     indicated
  [ ]         [ ]           [ ]

No. 2

Ratification of appointment
of auditors

FOR     AGAINST     ABSTAIN
[ ]       [ ]         [ ]

        THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSALS 1 AND 2.

        FOR the election of Alfred Brittain III and Michael J. Hegarty as directors except as indicated below


_______________________________________________________________________________
    (INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE
            WRITE THAT NOMINEE'S NAME IN THE SPACE PROVIDED ABOVE.)

To the extent not otherwise specified, the Common Shares to which this proxy relates will be voted FOR the election of all nominees as directors and FOR Proposal 2.

Dated:___________________________________________________________________, 1994
_______________________________________________________________________________
_______________________________________________________________________________
_______________________________________________________________________________
                        Signature(s) of Shareholder(s)

IMPORTANT: Please sign exactly as your name or names appear hereon. When signing as attorney, executor, administrator, trustee or guardian, please give your full title as such. Each joint owner should sign.

                     SIGN, DATE AND MAIL YOUR PROXY TODAY.

                                EDO CORPORATION

            ANNUAL MEETING OF SHAREHOLDERS-TUESDAY, APRIL 26, 1994

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF EDO CORPORATION.

The undersigned hereby appoints GERALD ALBERT and MARVIN D. GENZER, and each of them, the proxies and agents of the undersigned, each with power of substitution, to vote all Common Shares of EDO Corporation (the "Company"), which the undersigned is entitled to vote at the Annual Meeting of Shareholders of the Company to be held in the 3rd floor auditorium of Chemical Banking Corporation, 270 Park Avenue, New York, New York on Tuesday, April 26, 1994 at 11:00 A.M., New York time, and at any adjournment thereof, with all the powers which the undersigned would possess if personally present, hereby revoking any prior proxy to vote at such meeting and hereby ratifying and confirming all that said proxies and agents or their substitutes or any of them may lawfully do by virtue hereof, upon the following matters, as described in the EDO Corporation Proxy Statement, receipt of which is hereby acknowledged, and in their discretion, upon such other business as may properly come before the meeting or any adjournment thereof.

           (Continued, and to be dated and signed on the other side)

                                                               I plan to attend
                                                                   the meeting.
                                                                       [ ]

No. 1
Election of Directors

            Withhold     Withhold
FOR all     for all      as
nominees    nominees     indicated
  [ ]         [ ]           [ ]

No. 2

Ratification of appointment
of auditors

FOR     AGAINST     ABSTAIN
[ ]       [ ]         [ ]

        THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSALS 1 AND 2.

        FOR the election of Alfred Brittain III and Michael J. Hegarty as directors except as indicated below


_______________________________________________________________________________
    (INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE
            WRITE THAT NOMINEE'S NAME IN THE SPACE PROVIDED ABOVE.)

To the extent not otherwise specified, the Common Shares to which this proxy relates will be voted FOR the election of all nominees as directors and FOR Proposal 2.

Dated:___________________________________________________________________, 1994
_______________________________________________________________________________
_______________________________________________________________________________
_______________________________________________________________________________
                        Signature(s) of Shareholder(s)

IMPORTANT: Please sign exactly as your name or names appear hereon. When signing as attorney, executor, administrator, trustee or guardian, please give your full title as such. Each joint owner should sign.

                     SIGN, DATE AND MAIL YOUR PROXY TODAY.